[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                                                    EXHIBIT 10.7

                               FOURTH AMENDMENT TO
                               HEMOPHILIA PRODUCT
                           VOLUME COMMITMENT AGREEMENT

Fourth Amendment to Hemophilia Product Volume Commitment Agreement ("Fourth Amendment") effective as of the 1st day of July, 2004 ("Effective Date"), by and between Baxter Healthcare Corporation, a Delaware corporation, through its BioScience business unit, with offices at One Baxter Parkway, Deerfield, Illinois 60015 (hereinafter referred to as "Baxter"), and Coram, Inc., with offices at 1675 Broadway, Suite 900, Denver, Colorado 80202 ("Purchaser"). Baxter and Purchaser are collectively referred to hereinafter as the "Parties."

                                    RECITALS

WHEREAS, Baxter and Purchaser entered into a Hemophilia Product Volume Commitment Agreement effective December 19, 2001 ("VCC Agreement") and amended from time to time (collectively, the VCC Agreement and all of its amendments are referred to herein as the "Agreement");

WHEREAS, the Parties desire to amend the Agreement for the purpose of:

      1. revising Section 1;

      2. revising Section 5;

      3. revising Schedule A-1; and

      4. revising Schedule C-2.

Now therefore, it is hereby agreed as follows:

      1. Section 1. Definitions is hereby amended to add Paragraph 1.16, as follows:

                  "1.16 'Additional Recombinant Base Level Product Volume' shall mean Recombinant Hemophilia Product and rAHF-PFM as set forth in Schedule A-2 before Purchaser specifies its Base Level Product Volumes for Recombinant Hemophilia Product and rAHF-PFM." Except as set forth in Section 5.1.1(c) below, such Additional Recombinant Base Level Product Volume shall consist of such IUs of Recombinant Hemophilia Product or rAHF-PFM as Purchaser shall determine, in its sole discretion.

      2.    Section 5 Minimum Supply/Purchase Commitments is hereby amended to
            (a) delete and restate Paragraphs 5.1 Recombinant Hemophilia Product Minimum Supply/Purchase Commitments and 5.7 Purchase Commitment, as follows and (b) to add new paragraph 5.9 as follows:

            "5.1 Recombinant Hemophilia Product and rAHF-PFM Minimum Supply/Purchase Commitments.For each year this Agreement remains in effect, Baxter will supply Purchaser, and Purchaser will purchase from Baxter, the annual Base Level Product Volumes of Recombinant Hemophilia Product and rAHF-PFM set forth in Schedule A-2. At the end of any year that this Agreement is in effect, if Purchaser' purchases have not met such minimum purchase thresholds, Baxter shall provide Purchaser with written notice of the unit amount of the shortfall. At Purchaser's request, Baxter shall provide Purchaser with reasonable documentation showing any such shortfall. Purchaser shall have [*] days from receipt of such notice to make such purchases of Recombinant Hemophilia Product and/or rAHF-PFM necessary to meet the minimum unit purchase requirements. In the event Purchaser breaches this Agreement by failing to satisfy their unit purchase commitments for Recombinant Hemophilia Product and/or rAHF-PFM, as set forth under this Section 5.1, unless such failure is due to Baxter's failure to supply product or such failure is due to a force majeure event, then Purchaser shall pay to Baxter an amount equal to [*] of the then applicable invoice price for the Therapeutic Products involved as liquidated damages, which figure shall include both incidental and consequential damages. In the event Baxter fails to make delivery or repudiates or Purchaser rightfully reject or justifiably revoke acceptance, then with respect to the Therapeutic Products involved, Baxter shall either (i) promptly offer substitute therapeutics (recombinant derived product for Recombinant Hemophilia Product or rAHF-PFM, plasma derived product for Plasma Based Hemophilia Products), as an accommodation, or (ii) Baxter shall pay to Purchaser an amount equal to [*] of the then applicable invoice price for the Therapeutic Products involved as liquidated damages, which figure shall include both incidental and consequential damages. Baxter shall in each quarter tender delivery and Purchaser will purchase at least [*] of the then applicable Quarterly Base Level Product Volume of Recombinant Hemophilia Product and rAHF-PFM for such quarter and shall tender delivery of the full amount by the end of the calendar year.

            "5.1.1 Additional Recombinant Base Level Product Volumes Minimum
                  Supply/Purchase Commitment.

                  "a. In addition to the annual Base Level Product Volumes of rAHF-PFM described in Paragraph 5.1, in calendar year 2004, Baxter will supply to Purchaser and Purchaser will purchase from Baxter [*] of the Additional Recombinant Base Level Product Volume. Purchaser will designate a quantity up to [*] of the Additional Recombinant Base Level Product Volumes as rAHF-PFM. The balance of said [*], if any, shall be Recombinant Hemophilia Product. Designation of the number of IUs of the Additional Recombinant Base Level Product Volume that shall be Recombinant Hemophilia Product and the number of IUs of the Additional Recombinant Base Level Product Volume that shall be rAHF-PFM for the period of July 1, 2004 through September 30, 2004 will be made on or before [*]. Designation of the number of IUs of the Additional Recombinant Base Level Product Volume that shall be Recombinant Hemophilia Product and the number of IUs of the Additional Recombinant Base Level Product Volume that shall be rAHF-PFM for the period of October 1, 2004 through December 31, 2004 will be made on or before [*].

                  "b. In calendar year 2005, Baxter will supply to Purchaser and Purchaser will purchase from Baxter the Additional Recombinant Base Level Product Volume set forth in Schedule A-2. No later than [*], Baxter will supply to Purchaser and Purchaser will purchase from Baxter [*] of the Additional Recombinant Base Level Product Volume. Purchaser will designate a quantity up to [*] of the Additional Recombinant Base Level Product Volume as rAHF-PFM. The balance of said [*], if any, shall be Recombinant Hemophilia Product. Designation of the number of IUs of the Additional Recombinant Base Level Product Volume that shall be Recombinant Hemophilia Product and the number of IUs that shall be rAHF-PFM for the period of January 1, 2005 through March 31, 2005 will be made on or before [*]. Designation of the number of IUs of the Additional Recombinant Base Level Product Volume that shall be Recombinant Hemophilia Product and the number of IUs that shall be rAHF-PFM for the period of April 1, 2005 through June 30, 2005 will be made on or before [*].

                        "As to the remaining [*] of Additional Recombinant Base Level Product Volume, no later than [*], Baxter will supply to Purchaser and Purchaser will purchase from Baxter [*] of the Additional Recombinant Base Level Product Volume. Purchaser will designate a quantity up to [*] of the Additional Recombinant Base Level Product Volumes as rAHF-PFM. The balance of said [*], if any, shall be Recombinant Hemophilia Product. Designation of the number of IUs of the Additional Recombinant Base Level Product Volume that shall be Recombinant Hemophilia Product and the number of IUs that shall be rAHF-PFM for the period of July 1, 2005 through September 30, 2005 will be made on or before [*]. Designation of the number of IUs of the Additional Recombinant Base Level Product Volume that shall be Recombinant Hemophilia Product and the number of IUs that shall be rAHF-PFM for the period of October 1, 2005 through December 31, 2005 will be made on or before [*].

                  "c. If Purchaser fails to specify the Base Level Product Volumes for Recombinant Hemophilia Product and rAHF-PFM by the dates specified above, then Baxter will deliver to Purchaser and Purchaser will purchase from Baxter the Additional Recombinant Base Level Product Volume as follows:

                                     RECOMBINANT
                                     HEMOPHILIA          RAHF-PFM
           DATE                     PRODUCT (IN IUS)     (IN IUS)
           ----                    ------------------   -----------
July 1, 2004 through September
30, 2004                                     [*]               [*]

October 1, 2004 through
December 31, 2004                            [*]               [*]

January 1, 2005 through March
31, 2005                                     [*]               [*]

April 1, 2005 through June 30,
2005                                         [*]               [*]

July 1, 2005 through September
30, 2005                                     [*]               [*]

October 1, 2005 through
December 31, 2005                            [*]               [*]

"Specification of respective quantities of Recombinant Hemophilia Product and rAHF-PFM will be negotiated as set forth above. Pricing will be established at the then current price as of [*] of each subsequent year for each therapy for the quantity of that therapy for which Purchaser commit to purchase in each year.

"5.7  Purchase Commitment.

                  "a. As to Hemofil M AHF only, the Base Level Product Volume is set forth in Schedule C-3. No later than [*] of each subsequent year this Agreement is in effect, the Parties will commence good-faith discussions between their designees toward setting the Base Level Product Volume for Hemofil M AHF.

                        "Should the Parties fail to reach an agreement as to the Base Level Product Volume for Hemofil M AHF for any period of time that this Agreement is in effect prior to [*] of said year, the Parties agree that the Base Level Product Volume for the previous year, as set forth in Schedule C-2 (as then amended), shall be effective for said year.

                  "b. As to Recombinant Hemophilia Product and/or rAHF-PFM only, the Base Level Product Volumes are set forth in Schedule A-2. Thereafter, no later than [*] of each subsequent year this Agreement is in effect, the Base Level Product Volume for Recombinant Hemophilia Product and/or rAHF-PFM will be set pursuant to Paragraph 5.1.

                        "The Additional Recombinant Base Level Product Volume for calendar year 2005 shall be designated as set forth in Paragraph 5.1.1. Notwithstanding the foregoing, should the Parties fail to reach an agreement as to the Base Level Product Volume(s) for Recombinant Hemophilia Product and/or rAHF-PFM for any additional period of time that this Agreement remains in effect prior to [*] of said year, the Parties agree that the Base Level Product Volume(s) for the previous year, as set forth in Schedule A-2 (as then amended), shall be effective for said year.

            5.9   Recombinant Hemophilia Product Pricing and Commitment.

                  Should Purchaser purchase recombinant from any Baxter authorized distributor at a price lower than the price for Recombinant Hemophilia Product set forth on Schedule C-3, then Purchaser shall certify to Baxter in writing (i) the quantity recombinant purchased, (ii) the price at which recombinant was purchased, (iii) the date recombinant was delivered to Purchaser, and (iv) the Baxter authorized distributor from which recombinant was purchased. Upon receipt of such certification, Baxter will credit the quantity of said purchase to Purchaser's current year Base Level Product Volume. If, at any time during the term of this Agreement, Baxter discontinues its distribution of Recombinant Hemophilia Product, Purchaser's purchase commitments for both Recombinant Hemophilia Product and Additional Base Level Product Volume under the Agreement [*].

      3. Schedule A-1 is hereby deleted, and the Agreement is hereby amended so that all references to such Schedule shall be to the new Schedule A-2 of the Agreement attached hereto.

      4. Schedule C-2 is hereby deleted, and the Agreement is hereby amended so that all references to such Schedule shall be to the new Schedule C-3 of the Agreement attached hereto.

      5. The Parties agree that in consideration of this Fourth Amendment, each Party expressly waives any claim of antecedent breach or claims for monetary damages, liquidated or otherwise, arising out of the other Party's breach of the Agreement.

      6. This Fourth Amendment will be effective until the expiration of the term of the Agreement (unless further amended in accordance with the terms of the Agreement).

      7. In the event of any conflict between the Agreement and its associated schedules and this Fourth Amendment and its associated schedules, the provisions of this Fourth Amendment and its associated schedules shall be controlling. Except as specifically modified herein, the terms and conditions of the Agreement are hereby affirmed, confirmed and ratified.

IN WITNESS WHEREOF, the Parties have caused this Fourth Amendment to be executed by their duly authorized representatives:

    PURCHASER:                          BAXTER:

    Coram, Inc.                         Baxter Healthcare Corporation
                                        Through its BioScience business unit
                                        Sales and Marketing North America region

    By: /s/ FRANK GEIGER                By: /s/ PETER O'MALLEY
        ------------------------------      --------------------------------
    Name:   Frank Geiger                Name:   Peter O'Malley
    Title:  SRVP, Materials Management  Title:  VP/GM
    Date:   June 28, 2004               Date:   7/2/04

                                  SCHEDULE A-2

                         RECOMBINANT HEMOPHILIA PRODUCT

                                RECOMBINATE RAHF
                           BASE LEVEL PRODUCT VOLUMES

Year                  Base Level Volumes (In Units)
----                  -----------------------------
2004                              [*]

2005                              [*]

                                     ADVATE RAHF-PFM
                               BASE LEVEL PRODUCT VOLUMES

Year                  Base Level Volumes (In Units)
----                  -----------------------------
2004                             [*]

2005                             [*]

                                 ADDITIONAL RECOMBINANT
                               BASE LEVEL PRODUCT VOLUMES

Year                  Base Level Volumes (In Units)
----                  -----------------------------
2004                              [*]

2005                              [*]

                                  SCHEDULE C-3

                          PRICES AND VOLUME COMMITMENTS

                    JANUARY 1, 2004 THROUGH DECEMBER 31, 2004

      THERAPEUTIC PROTEIN                LIST NUMBER              PRICE/UNIT         VOLUME COMMITMENT
      -------------------                -----------              ----------         -----------------
Factor VIII Hemofil** M AHF        060-792: 060-793: 060-795:
                                        060-796                       [*]                 [*]

                     JULY 1, 2004 THROUGH DECEMBER 31, 2004

                                                                                   NEW STOCKING          VOLUME
      THERAPEUTIC PROTEIN                LIST NUMBER              PRICE/UNIT          ORDER            COMMITMENT
      -------------------                -----------              ----------          -----            ----------
Factor VIII Recombinate** rAHF      060-351: 060-352: 060-353         [*]              N/A                 [*]

Factor VIII ADVATE***  (rAHF-PFM).     060-110:060-111
                                       060-112:060-113                [*]              N/A                 [*]

FEIBA*** VH Anti-Inhibitor                922204                      [*]              N/A                 [*]
Coagulation Concentrate

Bebulin VH Factor IX Complex              924402                      [*]              N/A                 [*]

Proplex T Factor IX                      060-739                      [*]              N/A                 [*]

               EFFECTIVE JANUARY 1, 2005 THROUGH DECEMBER 31, 2005

                                                                                   NEW STOCKING          VOLUME
      THERAPEUTIC PROTEIN                LIST NUMBER              PRICE/UNIT          ORDER             COMMITMENT
      -------------------                -----------              ----------          -----             ----------
Factor VIII Recombinate** rAHF      060-351: 060-352: 060-353         [*]              N/A                 [*]


                                        060-110:060-111
Factor VIII ADVATE***  (rAHF-PFM).      060-112:060-113               [*]              N/A                 [*]

Factor VIII Hemofil** M AHF             060-792:060-793:
                                        060-795:060-796               [*]              N/A                 [*]

FEIBA*** VH Anti-Inhibitor
Coagulation Concentrate                     922204                    [*]              N/A                 [*]

Bebulin VH Factor IX Complex                924402                    [*]              N/A                 [*]

Proplex T Factor IX                        060-739                    [*]              N/A                 [*]

**Hemofil, Proplex, Recombinate and ADVATE are trademarks of Baxter International, Inc. Hemofil and Proplex are registered with the US Patent and Trademark Office.

*** FEIBA and Bebulin are trademarks of Baxter AG and are registered with the US Patent and Trademark Office.